CONVERTIBLE NOTE
Min $25,000 Max $150,000

$25,000.00

May 13, 2019

FOR VALUE RECEIVED, Blockchain Holdings Capital Ventures, Inc., (also known as BHCV) a Delaware corporation, with an address of 3550 Lenox Road NE., 21st Floor, Atlanta, GA 30326 (the "Borrower"), agrees to pay to the order of FNFC Profit Sharing Plan & Trust with an address of 823 S. Perry Street, Ste 110, Castle Rock, CO 80104 (the "Lender"), on the Maturity Date set forth in Article "2" of this Convertible Note (the "Note"), unless earlier accelerated in accordance with the terms of this Note, the principal sum of Twenty-five Thousand dollars ($25,000.00), with interest on the aforesaid amount as calculated in Article "1" of this Note.

1. Interest.

(A) Interest on the unpaid principal balance shall be calculated from the date the loan is received by the Borrower (the "Loan Date") to and including the Maturity Date or the Conversion Date (as defined below), as applicable, at an interest rate equal to ten percent (10%) per annum.

(B) Interest shall be due and payable on the Maturity Date or on the Conversion Date, as applicable.

2. Maturity.

Payment of the principal balance of this Note, together with any unpaid interest thereon, shall be due and payable in full one (1) years after the Loan Date (the "Maturity Date"), unless earlier (A) accelerated in accordance with the terms of this Note or (B) converted in accordance with the provisions of Article "3" of this Note.

3. Conversion.

(A) The entire principal of this Note, together with any accumulated but unpaid interest, shall be converted at any time on or prior to the Maturity Date upon the closing of an offering made by the Company of equity in an aggregate amount equal to or greater than $1,000,000 (the "Offering"), and in accordance with the terms of such Offering. The conversion shall be at a price per share equal to 70% of the price per share of the Offering.

(B) The Borrower shall provide Lender with written notice of the closing of the Offering and the conversion of this Note (the "Conversion Notice"). The conversion shall take place within ten (10) business days after delivery of the Conversion Notice (the "Conversion Date") at which time the Lender shall execute all necessary documents with respect to the Offering and surrender this Note to the Borrower marked "cancelled" and the Borrower shall deliver to the Lender the executed stock purchase agreement and accompanying documents specified therein.

4. Events of Default.

The term "Event of Default" as used herein shall mean the occurrence of any one or more of these following events:

(A) The failure of the Borrower to make payment on the Maturity Date and after the Payee has given the Borrower ten (10) business days written notice of such default;

(B) The filing by the Borrower of a petition in bankruptcy;

(C) The making of an assignment by the Borrower for the benefit of its creditors;

(D) Consent by the Borrower to the appointment of, or possession by, a custodian for itself or for all or substantially all of its property;

(E) The filing of a petition in bankruptcy against the Borrower with the consent of the Borrower;

(F) The filing of a petition in bankruptcy against the Borrower without the consent of the Borrower, and the failure to have such petition dismissed within one hundred eighty (180) days from the date upon which such petition is filed;

(G) Notwithstanding the one hundred eighty (180) day provision in Paragraph "(F)" of this Article "4" of this Note, on a petition in bankruptcy filed against Borrower, Borrower is adjudicated bankrupt; and

(H) The entry by a court of competent jurisdiction of a final non-appealable order, judgment or decree appointing, without the consent of the Borrower, a receiver, trustee or custodian for the Borrower or for all or substantially all of the property or assets of the Borrower.

5. Remedies Upon Default.

Upon the occurrence of an Event of Default and any time thereafter while such Event of Default is continuing, the entire unpaid principal balance which is due pursuant to this Note shall, at the Lender's option, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower.

6. Non-Exclusive Remedy.

Any remedy that is set forth in this Note is not exclusive of any remedies that are provided by law.

7. Liability Upon Default.

The liability of the Borrower upon an Event of Default shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Lender including, but not limited to, any extension of time, renewal, waiver or other modification.

8. Exercise of Remedy Upon Default.

No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9. Miscellaneous.

(A) Headings. Headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

(B) Enforceability. If any provision which is contained in this Note should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid or unenforceable provision had not been contained herein.

(C) Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid. If all of the methods of notice set forth in this Paragraph "(C)" of this Article "9" of this Note are impossible for any reason, notice shall be in writing and personally delivered. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile. If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

(D) Governing Law; Disputes. This Note shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law. The parties hereby consent and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.

(E) Assignment. This Note may not be assigned or transferred by the Lender without the prior written consent of the Borrower.

(F) Construction. Each of the parties hereto hereby further acknowledges and agrees

that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Note and (iii) this Note shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Note.

(G) Entire Agreement. This Note and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(H) Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Note and the intents and purposes hereof.

(I) Binding Agreement. This Note shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(J) Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Note shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Note to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(K) Modifications. This Note may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Note which is signed by the Borrower and the Lender of this Note.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed this Note as of the 13th day of May 2019.

Blockchain Holdings Capital Ventures, Inc.

By: Daniel Wong, COO

Name: Daniel Wong
Title: COO

Agreed to & Acknowledged by:

Lender:

By: ______________________
Name: Jay Belk

Wire Instructions:

First Republic Bank

Domestic:

Address:
First Republic Bank
111 Pine Street
San Francisco, CA 94111